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                                                                    EXHIBIT 32.2

                        CERTIFICATION OF PERIODIC REPORT

I, James M. Dahmus, Senior Vice President and Chief Financial Officer of ADVO, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

a) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 28, 2003 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

b) the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 11, 2003                        By: /s/ JAMES M. DAHMUS
      ---------------                            --------------------------
                                                     James M. Dahmus
                                                     Senior Vice President and
                                                     Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.